Prospectus supplement dated June 1, 2016
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Putnam Investment Management, LLC, the Putnam Voyager Fund: Class A's ("Voyager Fund") investment manager, has recommended, and the VT Voyager Fund’s Board of Trustees has approved, the merger of Voyager Fund into Putnam Growth Opportunities Fund: Class A ("Growth Opportunities Fund"). In the merger, all of the assets of Voyager Fund will be transferred to Growth Opportunities Fund in exchange for shares of Growth Opportunities Fund and Growth Opportunities Fund will also assume all of the liabilities of Voyager Fund. The merger is expected to occur at the close of business July 15, 2016.
As a result, the following will occur to the contract:
•	The Voyager Fund will only be available to contracts for which applications are received before June 1, 2016.
•	Effective July 14, 2016, the Voyager Fund will no longer be available to receive transfers or new purchase payments.
•	After the close of business July 15, 2016, the Growth Opportunities Fund is added as an investment option under the contract, all references in the prospectus to the Voyager Fund are deleted and replaced with the Growth Opportunities Fund, and any allocations to the Voyager Fund are transferred to the Growth Opportunities Fund.
The Contract Owner may request to transfer out of the VT Voyager Fund to another available investment option under the contract prior to the merger by contacting the Service Center. This transfer will be free of any charges and will not count toward any specified transfer limits within the contract.
Accordingly, the following changes apply to your prospectus:
(1)	Effective July 16, 2016, Appendix A: Underlying Mutual Funds is amended to include the following:Putnam Growth Opportunities Fund: Class A

Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	Capital appreciation.
PRO-4668-27